SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 16, 1996

                             CEEE Group Corporation
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             (Exact name of registrant as specified in its charter)

    Colorado                     0-27256         13-3858917
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)

         2200 Corporate Boulevard, Suite 317, Boca Raton, Florida 33431
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 995-2190

                 51 Hudson Point Lane, Ossining, New York 10562
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         (Former name or former address, if changed since last report.)


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      ITEM 1. CHANGES IN CONTROL OF REGISTRANT

      On July 16, 1996 the Registrant entered into an Exchange of Stock Agreement and Plan of Reorganization (the Stock Exchange Agreement") with Atlantic International Capital Ltd., a Delaware corporation ("Atlantic") and the shareholders of Atlantic. A copy of the Stock Exchange Agreement is attached hereto as an exhibit and incorporated herein by reference. In connection with the Stock Exchange Agreement, the Company acquired all of the outstanding stock of Atlantic and the former shareholders of Atlantic received an aggregate of 7,000,000 shares of the Registrant's common stock and will receive an additional 18,183,759 shares of common stock following an amendment to the Registrant's Certificate of Incorporation to, among other things, increase the number of authorized shares. Following the share exchange and the issuance of the additional shares, the former shareholders of Atlantic will own approximately 94% of the outstanding shares of the Registrant.

      In addition, the Share Exchange Agreement resulted in a change in entire Board of Directors of the Registrant (the "Board"). The former Directors of the Registrant resigned and Messrs. Richard Iamunno, Norman Hoskin and Steven Brown were elected as new directors of the Registrant.


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

      The following table sets forth information, as of July 29, 1996 with respect to the beneficial ownership of Common Stock by (i) each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, (ii) each of the Named Officers, (iii) each director, and (iv) all executive officers and directors as a group:

                                 No. of Shares of           Percent of
                                    Common Stock           Outstanding
Name and Address(1)            Beneficially Owned(2)       Common Stock
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Norman J. Hoskin(3)(4)               10,954,225                41.1%

Richard A. Iamunno(3)(4)             10,954,225                41.1%

Steven D. Brown                               0                  *

All directors and
officers as a group                  21,908,450                82.1%

*     Less than 1%

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(1)   Unless otherwise indicated, all addresses are at the Company's office at
      2200 Corporate Blvd., Suite 317, Boca Raton, Florida 33431.

(2) Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Generally, a person is deemed to be the beneficial owner of a security if he has the right to acquire voting or investment power within 60 days.

(3) Includes 7,909,225 shares of Common Stock to be issued to each of Mr. Hoskin and Mr. Iamunno or their respective trusts pursuant to the Share Exchange Agreement upon amending the Company's Certificate of Incorporation to, among other things, increase the number of authorized shares.

(4) Includes 7,554,638 shares held in trusts for each of Mr. Hoskin and Mr. Iamunno of which they have voting and dispositive control.

      ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On July 16, 1996 the Registrant entered into an Exchange of Stock Agreement and Plan of Reorganization (the Stock Exchange Agreement") with Atlantic International Capital Ltd., a Delaware corporation ("Atlantic") and the shareholders of Atlantic. See Item 1 above for a description of the terms of the Share Exchange Agreement.


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      ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

      (a) Financial Statements of Business Acquired: It is impracticable to provide the required financial statements at the time this Report is filed. The required financial statements will be filed as soon as practicable, but no later than 60 days after this Report must be filed.

      (b) Pro Forma Financial Information: It is impracticable to provide the required pro form financial information at the time this Report is filed. The required pro forma financial information will be filed as soon as practicable, but no later than 60 days after this Report must be filed.

      (c)   Exhibits:

            (2) Exchange of Stock Agreement and Plan of Reorganization, dated July 16, 1996, by and among the Registrant, Atlantic, and each of the stockholders of Atlantic listed on Schedule 1 thereof.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CEEE GROUP CORPORATION



Dated: July 31, 1996                By: /s/Richard Iamunno
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                                        Name:  Richard Iamunno
                                        Title: President


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